SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 10, 2004
                                                         ---------------

                                 TEN STIX, INC.
                                 -------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
                                     ------
         (State or other jurisdiction of Incorporation or organization)

        0-32323                                          20-1217659
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

3101 Riverside Drive, Idaho Springs, CO                    80452
---------------------------------------                    -----
(Address of principal executive offices)                 (Zip Code)

                                  303-567-0163
                                  ------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER INFORMATION

(a) Annual Meeting of Shareholders.

     On August 5, 2004, the Annual Meeting of shareholders (the "Annual Meeting") was held for the purpose of:

     1. Election of two directors, Thomas E. Sawyer and Tony A. Cranford, for the ensuing year;

     2. Ratification of HJ & Associates, LLC as the Company's independent accountants for the fiscal year 2004;

     3. Approval of the Restated Articles of Incorporation to eliminate preemptive rights and consolidate all prior amendments;

     4.   Approval of the Amended and Restated Ten Stix, Inc. 2003 Stock Plan;

     5.   Approval of the Ten Stix, Inc. 2004 Stock Plan;

     6. Approval of changing the Company's state of incorporation from Colorado to Nevada; and,

     7. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Pursuant to the Stipulation entered into by the Company and Stipulation Rapid Funding, LLC, the Record Date for the annual meeting was to be set as April 15, 2004. In preparation for the annual meeting is was determined that a Record Date of April 15, 2004 for the annual meeting to be held on August 5, 2004, would be in excess of 50 days prior to the annual meeting date and therefore in violation of the Company's By-laws. Accordingly, in order to provide that all shareholders of record received notice of and the opportunity to vote at the annual meeting, the Company mailed notice of the annual meeting to shareholders of record as of April 15, 2004, and as of June 22, 2004 which was established as the Record Date for the annual meeting.

     Accordingly, as of the Record Date, June 22, 2004, there were 47,118,228 shares entitled to vote of which 39,933,714 shares were present at the meeting in person or by proxy.

     Election of 2 Directors
     -----------------------

     At the Annual Meeting, the shareholders elected 2 directors, Thomas E. Sawyer and Tony A. Cranford, to serve until the next annual meeting of Shareholders and until their successors are duly elected and qualified.

     Votes for ............ 39,933,714
     Withhold Authority ...          0

     Appointment of Independent Accountants
     --------------------------------------

     At the Annual Meeting, the shareholders also approved the ratification of appointment of HJ & Associates, LLC as the Company's independent accountants for the fiscal year 2004.

     Votes for ............ 39,927,714
     Votes against ........          0
     Abstaining ...........      6,000

     Restated Articles of Incorporation to eliminate preemptive rights
     -----------------------------------------------------------------

     At the Annual Meeting, the shareholders also approved the ratification of the Restatement of the Articles of Incorporation to eliminate preemptive rights and consolidate all prior amendments to the Articles of Incorporation.

     Votes for ............ 39,927,714
     Votes against ........          0
     Abstaining ...........      6,000

     Approval of the Amended and Restated Ten Stix, Inc. 2003 Stock Plan
     -------------------------------------------------------------------

     At the Annual Meeting, the shareholders also approved and ratified the Amended and Restated Ten Stix, Inc., 2003 Stock Plan.

     Votes for ............ 39,927,714
     Votes against ........          0
     Abstaining ...........      6,000

     Approval of the Ten Stix, Inc. 2004 Stock Plan
     ----------------------------------------------

     At the Annual Meeting, the shareholders also approved and ratified the Ten Stix, Inc., 2004 Stock Plan.

     Votes for ............ 39,927,714
     Votes against ........          0
     Abstaining ...........      6,000

     Change of Domicile from Colorado to Nevada
     ------------------------------------------

     At the Annual Meeting, the shareholders also approved the proposal to change the Company's state of incorporation from Colorado to Nevada. See "Reincorporation in Delaware" below.

     Votes for ............ 39,927,714
     Votes against ........          0
     Abstaining ...........      6,000

     Ratification of all Prior Issuances of Common Stock, Preferred Stock and
     ------------------------------------------------------------------------
     Other Securities
     ----------------

     At the Annual Meeting, upon a motion duly made and seconded, the shareholders also approved and ratified all prior issuances by the Company of Common Stock, Preferred Stock and all other securities.

     Votes for ............ 39,927,714
     Votes against ........          0
     Abstaining ...........      6,000

     Approval of the Non-Employee Directors and Consultants Retainer Stock Plan
     --------------------------------------------------------------------------
     for the Year 2004
     -----------------

     At the Annual Meeting, upon a motion duly made and seconded, the shareholders approved and ratified the Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004, a copy of which is a attached hereto.

     Votes for ............ 39,927,714
     Votes against ........          0
     Abstaining ...........      6,000

     Amendment to Article III., Section to of the By-laws
     ----------------------------------------------------

     At the Annual Meeting, upon a motion duly made and seconded, the shareholders approved the amendment to Article III., Section 2., of the By-laws to read as follows:

     2. Number, Term, and Qualifications. The Board of Directors of the corporation shall consist of such number, not less than one (1) or more than five (5) persons or such number as shall be fixed from time to time by the Board of Directors. Each director shall hold office until the next annual meeting of shareholders of the corporation and until his or her successor shall have been duly elected and qualified. Directors need not be citizens of the United States or residents of the state of incorporation or shareholders of the corporation.

     Votes for ............ 39,927,714
     Votes against ........          0
     Abstaining ...........      6,000

     Approval and Ratification of all past actions, resolutions, contracts and
     -------------------------------------------------------------------------
     agreements entered into by the officers and directors of Company
     ----------------------------------------------------------------

     At the Annual Meeting, upon a motion duly made and seconded, the shareholders approved and ratified all past actions, resolutions, contracts and agreements entered into by the officers and directors of Company.

     Votes for ............ 39,927,714
     Votes against ........          0
     Abstaining ...........      6,000

     Approval and Authorization for the Company, for a period of 30 days to
     ----------------------------------------------------------------------
     convert all Series A Preferred Stock to 500 shares of Common Stock
     ------------------------------------------------------------------

     At the Annual Meeting, upon a motion duly made and seconded, the shareholders approved and authorized the Company for a period of 30 days from the date of written notice to the Series A Preferred Shareholders to convert each share of Series A Preferred Stock into 500 shres of common stock resulting in a total of 48,000 shares of common stock being issued upon conversion.

     Votes for ............ 39,927,714
     Votes against ........          0
     Abstaining ...........      6,000

(b) Reincorporation in Nevada

     On August 5, 2004, at the Annual Meeting of Shareholders, the shareholders approved a reincorporation in Nevada through a merger of Ten Stix, Inc., a Colorado corporation (the "Company"), with and into its wholly owned subsidiary, Ten Stix, Inc., a Nevada corporation ("Ten Stix Nevada").

     The reincorporation became effective on August 10, 2004. The reincorporation effects only a change in the legal domicile of the Company. It did not result in any change of the name, business, management, employees, fiscal year, assets or liabilities of the Company. Pursuant to the Agreement and Plan of Merger between the Company and Ten Stix Nevada, each share of the Company's common stock, par value $0.001 per share, was automatically converted into one share of Ten Stix Nevada common stock, par value $0.001 per share. And, each share of the Company's Series A Preferred Stock was automatically converted into one share of Ten Stix Nevada Series A Preferred Stock.

     As a result of the reincorporation, the Articles of Incorporation and Bylaws of Ten Stix Nevada shall be the Articles of Incorporation and Bylaws of the Company. Copies of the Articles of Incorporation and Bylaws of Ten Stix Nevada are attached hereto and incorporated herein by reference.

(c) Exhibits. The following exhibits are attached or incorporated by reference pursuant to Item 601 of Regulation S-B.

     Exhibit            Description
     -------            -----------

     2.1(+) Agreement and Plan of Merger (Incorporated by reference from Appendix D of the Company's Definitive Proxy Statement on Form DEF 14A, filed June 25, 2004);

     3.1.1(+) Restated Articles of Incorporation as filed with the Secretary of State of Colorado on August 10, 2004. (Incorporated by reference from Appendix A of the Company's Definitive Proxy Statement on Form DEF 14A, filed June 25, 2004);

     3.1.2(+) Articles of Incorporation of Ten Stix, Inc., a Nevada corporation. (Incorporated by reference from Appendix F of the Company's Definitive Proxy Statement on Form DEF 14A, filed June 25, 2004);

     3.1.3(+) Certificate of Designation of Series A Preferred Stock of Ten Stix, Inc., a Nevada corporation. (Incorporated by reference from Appendix G of the Company's Definitive Proxy Statement on Form DEF 14A, filed June 25, 2004);

     3.2.(+)(+)         Bylaws of Ten Stix, Inc., a Nevada corporation.

     (+) Previously filed.
     (+)(+) Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Ten Stix, Inc.
                                        (Registrant)

      August 18, 2004                   /s/ Thomas E. Sawyer
Date: _________________                 _________________________
                                        By: Thomas E. Sawyer
                                        Its:  President and CEO


      August 18, 2004                   /s/ Tony A. Cranford
Date: _________________                 _________________________
                                        By: Tony A. Cranford
                                        Its:  Vice President and Secretary

                                INDEX TO EXHIBITS
                                -----------------

        Exhibit         Description
        -------         -----------

        2.1(+) Agreement and Plan of Merger (Incorporated by reference from Appendix D of the Company's Definitive Proxy Statement on Form DEF 14A, filed June 25, 2004);

        3.1.1(+) Restated Articles of Incorporation as filed with the Secretary of State of Colorado on August 10, 2004. (Incorporated by reference from Appendix A of the Company's Definitive Proxy Statement on Form DEF 14A, filed June 25, 2004);

        3.1.2(+) Articles of Incorporation of Ten Stix, Inc., a Nevada corporation. (Incorporated by reference from Appendix F of the Company's Definitive Proxy Statement on Form DEF 14A, filed June 25, 2004);

        3.1.3(+)        Certificate of Designation of Series A Preferred Stock
                        of Ten Stix, Inc., a Nevada     corporation.
                        (Incorporated by reference from Appendix G of the Company's Definitive Proxy Statement on Form DEF 14A, filed June 25, 2004);

        3.2.(+)(+)      Bylaws of Ten Stix, Inc., a Nevada corporation.

        (+) Previously filed.
        (+)(+) Filed herewith.